UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2021

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Portland Street, Fifth Floor

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

As previously reported in a Current Report on Form 8-K (the “Original 8-K”) filed on September 23, 2021 (the “Disclosure Date”), on the Disclosure Date, Solid Biosciences Inc. (the “Company”) reported 1.5-year functional data and patient-reported outcome measures for patients four through six in the Company’s ongoing IGNITE DMD Phase I/II clinical trial of SGT-001, all of whom received 2E14 vg/kg of SGT-001 manufactured using the Company’s first-generation manufacturing process. In the Original 8-K, the Company’s press release issued on the Disclosure Date and the presentation at the World Muscle Society 2021 Virtual Congress on the Disclosure Date, the percent predicted forced vital capacity (“FVC”) disclosed for patient five contained a numerical error which is corrected in this Amendment to Form 8-K.

FVC Functional Data

The FVC for patients four through six continued to show stability or improvement 1.5 years following SGT-001 administration, while natural history analyses suggest that similarly aged patients to those enrolled in IGNITE DMD would normally be expected to exhibit a decline of 7.5% over the same time period. The mean improvement in percent predicted FVC from baseline to 1.5 years for patients four through six was 8.5% (Range: +0.6% to +22.5%), and the mean difference compared with natural history data was +16.0% over the same time period.

The following table summarizes the 1 year and 1.5 year FVC functional data of IGNITE DMD for patients treated with the high dose 2E14 vg/kg of SGT-001:

Summary of FVC Interim Functional Data of IGNITE DMD

Absolute Change From Baseline to 1 Year and 1.5 Years

		Baseline	1 yr	1.5 yrs	FVC% 1 yr Change from Baseline	FVC% 1.5 yr Change from Baseline
Patient Age at Baseline	Patient 4 10.7 years	93.7	96.8	94.3	+3.1%	+0.6%
	Patient 5 6.8 years	73.4	110.1	95.9	+36.7%	+22.5%
	Patient 6 7.7 years	104.2	111.5	106.7	+7.3%	2.5%
Mean Change	Patients 4-6				+15.7%	+8.5%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: September 27, 2021	By:	/s/ Ilan Ganot
Name: Ilan Ganot Title: Chief Executive Officer